Restatement of Financial Statements

The Company has restated its previously issued 2004 consolidated financial statements for matters related to the following previously reported items: properly reflect the accounting for convertible notes, the related debt derivative and warrants pursuant to EITF Nos. 00-19, 05-02, 05-04 and SFAS No. 133; and the related income tax effects. The accompanying financial statements for 2004 have been restated to reflect the corrections. Also, retained earnings at January 1, 2004 was reduced by $23,826 as a result of adjustments to the carrying value of convertible debentures, warrant liability and other derivative liabilities, which previously were unrecorded liabilities in 2003.

Year ended December 31, 2004

The following is a summary of the restatements for the year ended December 31, 2004:

Increase in interest expense	$221,483
Amortization of debt discount	(279,841)
Net changes in fair value of warrant liability	124,652
Net change in fair value of debt derivative liability	52,010

$118,304

The following is a summary of the restatements for the year ended December 31, 2004:

Income tax effect of restatement	$-
Total reduction of 2004 net loss	$118,304

Restatement of Financial Statements (continued)

Year ended December 31, 2004

The effect on the Company’s previously issued 2004 financial statements are summarized as follows:

	Previously reported	Increase/ (Decrease)	Restated
Balance Sheet
Convertible notes - current portion	$609,491	$8,284	$617,775
Derivative liability	$-	$803,552	$803,552
Warrant liability	$-	$68,059	$68,059
Total Current liabilities	$1,568,654	$879,895	$2,448,549
Convertible notes payable and debentures - non-current	$385,880	$(385,880)	$-
Total long term liabilities	$385,880	$(385,880)	$-
Total Liabilities	$1,954,534	$494,015	$2,448,549
Additional paid in capital	$40,275,501	$(636,145)	$39,639,356
Accumulated deficit	$(41,865,095)	$142,130	$(41,722,965)
Total Stockholders' Equity	$(1,558,716)	$(494,015)	$(2,052,731)

Statement of Operations
Interest expense	$(404,743)	$221,483	$(183,260)
Gain/(loss) from change in warrant liability	$-	$124,652	$124,652
Gain/(loss) from change in derivative liability	$-	$52,010	$52,010
Accretion of convertible debt	$-	$(279,841)	$(279,841)
Total Other Income (Expenses)	$(146,659)	$118,304	$(28,355)
Loss from continuing operations before income taxes	$(1,631,934)	$118,304	$(1,513,630)
Loss from continuing operations	$(1,635,338)	$118,304	$(1,517,034)
Net Loss	$(975,729)	$118,304	$(857,425)

The loss after discontinued operations for 2004 was originally $975,729, while the 2004 restated loss after discontinued operations is reported as $857,425, a decrease in loss of $118,304. This decrease in loss, related to the convertible debt and warrants issued through December 31, 2004, consists of the following: 1) decrease in interest expense of $221,483; 2) the accretion of debt amounting to $279,841 offset by 3) income due to change in fair value of the warrant liability of $124,652 and 4) income due to change in fair value of to the debt derivatives of $52,010.

On the 2004 balance sheet, the restatement resulted in an increase in liabilities of $494,015 consisting of the following: 1) an increase to the debt derivative liability from $0 to $803,552; 2) an increase to the warrant liability from $0 to $68,059; offset by 3) a net decrease in debt discount of $377,596. There was also a decrease in additional paid in capital of $636,145.

The basic and diluted loss per share remained the same.

Restatement of Financial Statements (continued)

Three months ended March 31, 2005

The following is a summary of the restatements for the three months ended March 31, 2005 (First Quarter):

Increase in interest expense	$48,550
Amortization of debt discount	(92,721)
Net changes in fair value of warrant liability	41,029
Net change in fair value of debt derivative liability	(100,624)

$(103,766)

The following is a summary of the restatements for the three months ended March 31, 2005:

Income tax effect of restatement	$-
Total increase in net loss	$103,766

The effect on the Company’s previously issued March 31, 2005, financial statements are summarized as follows:

	Previously reported	Increase/ (Decrease)	Restated
Balance Sheet
Convertible notes - current portion	$753,970	$(43,474)	$710,496
Derivative liability	$-	$938,026	$938,026
Warrant liability	$-	$141,497	$141,497
Total Current liabilities	$1,646,477	$1,036,049	$2,682,526
Convertible notes payable and debentures - non-current	$313,267	$(313,267)	$-
Total long term liabilities	$313,267	$(313,267)	$-
Total Liabilities	$1,959,744	$722,782	$2,682,526
Additional paid in capital	$40,547,502	$(761,146)	$39,786,356
Accumulated deficit	$(42,168,683)	$38,364	$(42,130,319)
Total Stockholders' Equity	$(1,587,303)	$(722,782)	$(2,310,085)

Statement of Operations
Interest expense	$(107,756)	$48,550	$(59,206)
Gain/(loss) from change in warrant liability	$-	$41,029	$41,029
Gain/(loss) from change in derivative liability	$-	$(100,624)	$(100,624)
Accretion of convertible debt	$-	$(92,721)	$(92,721)
Total Other Income (Expenses)	$(107,756)	$(103,766)	$(211,522)
Loss from continuing operations before income taxes	$(303,588)	$(103,766)	$(407,354)
Loss from continuing operations	$(303,588)	$(103,766)	$(407,354)
Net Loss	$(303,588)	$(103,766)	$(407,354)

The loss after discontinued operations for the three months ending March 31, 2005 was originally $303,588, while the three months ending March 31, 2005 restated loss after discontinued operations is reported as $407,354, an increase in loss of $103,766. This increase in loss, related to the convertible debt and warrants issued through March 31, 2005 consists of the following: 1) decrease in interest expense of $48,550; 2) the accretion of debt amounting to $92,721; 3) interest expense relating to the debt derivatives of $100,624 offset by 3) warrant interest income of $41,029.

Restatement of Financial Statements (continued)

Three months ended March 31, 2005 (continued)

On the March 31, 2005 balance sheet, the restatement resulted in an increase in liabilities of $722,782 consisting of the following; 1) an increase to the derivative liability of $938,026; 2) an increase to the warrant liability of $141,497; and 3) an increase in debt discount of $356,741. There was also by a decrease in additional paid in capital of $761,146.

The basic and diluted loss per share remained the same.

Three and six months ended June 30, 2005

The following is a summary of the restatements for the six months ended June 30, 2005 (Second Quarter):

Increase in interest expense	$78,093
Amortization of debt discount	(207,506)
Net changes in fair value of warrant liability	148,073
Net change in fair value of debt derivative liability	(190,832)

$(172,172)

The following is a summary of the restatements for the six months ended June 30, 2005:

Income tax effect of restatement	$-
Total increase in net loss	$172,172

Restatement of Financial Statements (continued)

Three and six months ended June 30, 2005 (continued)

The effect on the Company’s previously issued June 30, 2005 financial statements are summarized as follows:

	Previously reported	Increase/ (Decrease)	Restated
Balance Sheet
Convertible notes - current portion	$814,603	$237,374	$1,051,977
Derivative liability	$-	$1,102,198	$1,102,198
Warrant liability	$-	$83,793	$83,793
Total Current liabilities	$1,718,465	$1,423,365	$3,141,830
Convertible notes payable and debentures - non-current	$495,799	$(495,799)	$-
Total long term liabilities	$495,799	$(495,799)	$-
Total Liabilities	$2,214,264	$927,566	$3,141,830
Additional paid in capital	$40,683,881	$(897,524)	$39,786,357
Accumulated deficit	$(42,508,575)	$(30,042)	$(42,538,617)
Total Stockholders' Equity	$(1,790,816)	$(927,566)	$(2,718,382)

Statement of Operations - three months
Interest expense	$(68,090)	$29,543	$(38,547)
Gain/(loss) from change in warrant liability	$-	$107,044	$107,044
Gain/(loss) from change in derivative liability	$-	$(90,208)	$(90,208)
Accretion of convertible debt	$-	$(114,785)	$(114,785)
Total Other Income (Expenses)	$(68,090)	$(68,406)	$(136,496)
Loss from continuing operations before income taxes	$(339,892)	$(68,406)	$(408,298)
Loss from continuing operations	$(339,892)	$(68,406)	$(408,298)
Net Loss	$(339,892)	$(68,406)	$(408,298)

Statement of Operations - Six months
Interest expense	$(175,846)	$78,093	$(97,753)
Gain/(loss) from change in warrant liability	$-	$148,073	$148,073
Gain/(loss) from change in derivative liability	$-	$(190,832)	$(190,832)
Accretion of convertible debt	$-	$(207,506)	$(207,506)
Total Other Income (Expenses)	$(175,846)	$(172,172)	$(348,018)
Loss from continuing operations before income taxes	$(643,480)	$(172,172)	$(815,652)
Loss from continuing operations	$(643,480)	$(172,172)	$(815,652)
Net Loss	$(643,480)	$(172,172)	$(815,652)

The loss after discontinued operations for the three months ending June 30, 2005 was originally $339,892, while the three months ending June 30, 2005 restated loss after discontinued operations is reported as $408,298, an increase in loss of $68,406. This increase in loss, related to the convertible debt and warrants issued through June 30, 2005 consists of the following: 1) increase in the accretion of debt amounting to $114,785; 2) an increase in interest expense relating to the debt derivatives of $90,208 offset by 3) warrant interest income of $107,044 and 4) a decrease in interest expense of $29,543.

Restatement of Financial Statements (continued)

Three and six months ended June 30, 2005 (continued)

On the June 30, 2005 balance sheet, the restatement resulted in an increase in liabilities of $927,566 consisting of the following; 1) an increase to the derivative liability of $1,102,198, 2) an increase to the debt discount of $258,425, offset by 3) a decrease in warrant liability of $83,794. There was also by a decrease in additional paid in capital of $897,524.

The basic and diluted loss per share remained the same.

Three and nine months ended September 30, 2004

The following is a summary of the restatements for the nine months ended September 30, 2005 (Third Quarter):

Increase in interest expense	$92,925
Amortization of debt discount	(330,821)
Net changes in fair value of warrant liability	153,788
Net change in fair value of debt derivative liability	(373,122)

$(457,230)

The following is a summary of the restatements for the nine months ended September 30, 2005:

Income tax effect of restatement	$-
Total increase in net loss	$(457,230)

Restatement of Financial Statements (continued)

Three and nine months ended September 30, 2004 (continued)

The effect on the Company’s previously issued September 30, 2005 financial statements are summarized as follows:

	Previously reported	Increase/ (Decrease)	Restated
Balance Sheet
Convertible notes - current portion	$801,480	$373,812	$1,175,292
Derivative liability	$-	$1,284,488	$1,284,488
Warrant liability	$-	$78,078	$78,078
Total Current liabilities	$1,814,094	$1,736,378	$3,550,472
Convertible notes payable and debentures - non-current	$523,753	$(523,753)	$-
Total long term liabilities	$523,753	$(523,753)	$-
Total Liabilities	$2,337,847	$1,212,625	$3,550,472
Additional paid in capital	$40,683,881	$(897,525)	$39,786,356
Accumulated deficit	$(42,685,974)	$(315,100)	$(43,001,074)
Total Stockholders' Equity	$(1,968,215)	$(1,212,625)	$(3,180,840)

Statement of Operations - three months
Interest expense	$(71,932)	$14,832	$(57,100)
Gain/(loss) from change in warrant liability	$-	$5,715	$5,715
Gain/(loss) from change in derivative liability	$-	$(182,290)	$(182,290)
Accretion of convertible debt	$-	$(123,315)	$(123,315)
Total Other Income (Expenses)	$(71,932)	$(285,058)	$(356,990)
Loss from continuing operations before income taxes	$(177,399)	$(285,058)	$(462,457)
Loss from continuing operations	$(177,399)	$(285,058)	$(462,457)
Net Loss	$(177,399)	$(285,058)	$(462,457)

Statement of Operations - nine months
Interest expense	$(247,778)	$92,925	$(154,853)
Gain/(loss) from change in warrant liability	$-	$153,788	$153,788
Gain/(loss) from change in derivative liability	$-	$(373,122)	$(373,122)
Accretion of convertible debt	$-	$(330,821)	$(330,821)
Total Other Income (Expenses)	$(247,778)	$(457,230)	$(705,008)
Loss from continuing operations before income taxes	$(820,879)	$(457,230)	$(1,278,109)
Loss from continuing operations	$(820,879)	$(457,230)	$(1,278,109)
Net Loss	$(820,879)	$(457,230)	$(1,278,109)

The loss after discontinued operations for the three months ending September 30, 2005 was originally $177,399, while the three months ending September 30, 2005 restated loss after discontinued operations is reported as $462,457, an increase in loss of $285,058. This increase in loss, related to the convertible debt and warrants issued through September 30, 2005 consists of the following: 1) increase in the accretion of debt amounting to $123,315; 2) an increase in interest expense relating to the debt derivatives of $182,290 offset by 3) warrant interest income of $5,715 and 4) a decrease in interest expense of $14,832.

The loss after discontinued operations for the nine months ending September 30, 2005 was originally $820,879, while the nine months ending September 30, 2005 restated loss after discontinued operations is reported as $1,278,109, an increase loss of $457,230. This increase in loss, related to the convertible debt and warrants issued through September 30, 2005 consists of the following: 1) increase in the accretion of debt amounting to $330,821; 2) an increase in interest expense relating to the debt derivatives of $373,122 offset by 3) warrant interest income of $153,788 and 4) a decrease in interest expense of $92,925.

Restatement of Financial Statements (continued)

Three and nine months ended September 30, 2004 (continued)

On the September 30, 2005 balance sheet, the restatement resulted in an increase in liabilities of $1,212,625, consisting of the following; 1) an increase to the derivative liability of $182,290; 2) an decrease to the debt discount of $149,941; and 3) an increase in warrant liability of $78,078.

The basic and diluted loss per share remained the same.